UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On November 19, 2008, Fossil Partners, L.P. (“Borrower”), a subsidiary of Fossil, Inc. (the “Company”), the Company and certain subsidiaries of the Company, as guarantors, executed a Seventh Amendment to Loan Agreement (the “Seventh Amendment”) with Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), which amends that certain Loan Agreement, dated September 23, 2004, as amended by that certain First Amendment to Loan Agreement effective as of September 22, 2005, that certain Second Amendment to Loan Agreement effective as of September 22, 2005, that certain Third Amendment to Loan Agreement, effective as of September 21, 2006, that certain Fourth Amendment to Loan Agreement, effective as of December 22, 2006, that certain Fifth Amendment to Loan Agreement, effective as of September 19, 2007 and that certain Sixth Amendment to Loan Agreement, effective as of September 19, 2008 (the “Loan Agreement”).  The Seventh Amendment (i) amends the definition of “Guarantors” to include other entities that provide guarantees under certain other documents, (ii) increase the total commitment from $100,000,000 to $140,000,000 and (iii) amend Section 12(m) of the Loan Agreement to require, as collateral security, a pledge of 65% of the stock of certain significant foreign subsidiaries of the Company pursuant to a Stock Pledge Agreement.  On the same date, the parties also executed (i) an Amended and Restated Stock Pledge Agreement (the “Stock Pledge Agreement”), which amends that certain Stock Pledge Agreement dated September 23, 2004, as amended by that certain Amended and Restated Stock Pledge Agreement, dated September 21, 2006, in accordance with the Seventh Amendment, (ii) a Fifth Amended and Restated Revolving Line of Credit Note (the “Fifth Amended Note”), which amends that certain Revolving Line of Credit Note dated September 23, 2004, as amended by that certain Amended and Restated Revolving Line of Credit Note, dated September 22, 2005, that certain Second Amended and Restated Revolving Line of Credit Note, dated September 21, 2006, that certain Third Amended and Restated Revolving Line of Credit Note, dated September 20, 2007 and that certain Fourth Amended and Restated Revolving Line of Credit Note, dated September 19, 2008 (the “Revolver”), in order to increase the maximum amount payable to $140,000,000, adjust the formula for calculating the minimum interest rate and extend the maturity date of the Revolver to November 18, 2009; and (iii) an Amended and Restated Guaranty Agreement (the “Guaranty”), which amends that certain Guaranty Agreement, dated September 23, 2004, in order to include additional entities as “Guarantors”.

The foregoing descriptions of the Seventh Amendment, the Stock Pledge Agreement, the Fifth Amended Note and Guaranty are qualified in their entirety by the full text of each such documents, which are incorporated herein by reference and filed as exhibits hereto.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

10.1                           Seventh Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc., effective as of November 19, 2008

10.2                           Fifth Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated November 19, 2008

10.3                           Amended and Restated Stock Pledge Agreement, by and between Fossil, Inc. and Wells Fargo Bank, National Association, a national banking association, dated November 19, 2008

10.4                           Amended and Restated Guaranty Agreement, executed by Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc. in favor of Wells Fargo Bank, National Association, a national banking association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 25, 2008

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

10.1

Seventh Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc. and Fossil Holdings, LLC, effective as of November 19, 2008

10.2	Fifth Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated November 19, 2008

10.3	Amended and Restated Stock Pledge Agreement, by and between Fossil, Inc. and Wells Fargo Bank, National Association, a national banking association, dated November 19, 2008

10.4

Amended and Restated Guaranty Agreement, executed by Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc. in favor of Wells Fargo Bank, National Association, a national banking association.